Exhibit 10.18

AMENDMENT NO. 1

Dated as of May 29, 2013

to

SECOND AMENDED AND RESTATED SENIOR SECURED NOTE PURCHASE AGREEMENT

Dated as of May 9, 2013

THIS AMENDMENT NO. 1 (“Amendment”) is made as of May 29, 2013 by and among Encore Capital Group, Inc. (the “Company”) and the undersigned holders of Notes (the “Noteholders”). Reference is made to that certain Second Amended and Restated Senior Secured Note Purchase Agreement, dated as of May 9, 2013, between the Company, on the one hand, and the Purchasers named therein, on the other hand (as amended, supplemented or otherwise modified from time to time, the “Note Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Note Agreement.

WHEREAS, the Company has requested that the Noteholders agree to a certain amendments with respect to the Note Agreement as provided in this Amendment;

WHEREAS, the Noteholders party hereto have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Noteholders party hereto have agreed to enter into this Amendment.

1. Amendments to Note Agreement. Effective as of the Effective Date, the Note Agreement is amended as follows:

(a) Section 10.4 of the Note Agreement is hereby amended by deleting the “and” at the end of Section 10.4.10, deleting the “.” at the end of Section 10.4.11 and replacing it with “; and”, and adding the following new Section 10.4.12 immediately thereafter:

“10.4.12 Investments in one or more Unrestricted Subsidiaries that are made for the purpose of consummating the Acquisition of Cabot Credit Management Limited and certain of its Subsidiaries; provided that (x) no Default or Event of Default shall have occurred and be continuing as of the date of any such Investment or would result from the making of any such Investment and (y) such Investment under this Section 10.4.12 shall not exceed $230,000,000 in the aggregate at any time outstanding.”

(b) Schedule B of the Note Agreement is hereby amended by amending and restating in its entirety the proviso at the end of the definition of “Acquisition” to read as follows:

“provided, however, that the following shall not be considered “Acquisitions”: (a) any asset purchase consisting solely of Receivables Portfolios; (b) the purchase of equity interests of an entity (1) the assets of which consist solely of Receivables, (2) which has not engaged in the conduct of business and (3) which has no Indebtedness; (c) any asset purchase by one or more Subsidiaries of Propel Acquisition LLC consisting solely of Tax Liens; and (d) the purchase of equity interests by any Subsidiary of Propel Acquisition LLC of an entity (1) the assets of which consist solely of Tax Liens, (2) which has not engaged in the conduct of business and (3) which has no Indebtedness.”

(c) Schedule B of the Note Agreement is hereby amended by amending and restating in its entirety the definition of “Investment” to read as follows:

“Investment” of a Person means any loan, advance (other than commission, travel and similar advances to officers, employees made in the ordinary course of business), extension of credit (other than Accounts arising in the ordinary course of business, but including Contingent Obligations with respect to any obligation or liability of another Person) or contribution of capital by such Person; stocks, bonds, mutual funds, limited liability company interests, partnership interests, notes, debentures or other securities owned by such Person; any deposit accounts and certificate of deposit owned by such Person; and structured notes, derivative financial instruments and other similar instruments or contracts owned by such Person; provided, however, that the following shall not be considered an “Investment”: (a) the purchase of equity interests of an entity (1) the assets of which consist solely of Receivables, (2) which has not engaged in the conduct of business and (3) which has no Indebtedness; (b) the purchase of equity interests by any Subsidiary of Propel Acquisition LLC of an entity (1) the assets of which consist solely of Tax Liens, (2) which has not engaged in the conduct of business and (3) which has no Indebtedness; and (c) Permitted Restructurings.”

(d) Schedule B of the Note Agreement is hereby amended by adding the following definition of “Tax Liens” in proper alphabetical order:

““Tax Liens” means liens on the assets of any Person in respect of delinquent property tax receivables.”

(e) Schedule B of the Note Agreement is hereby amended by deleting the reference to “Section 10.4.11” at the end of clause (a)(iii) in the definition of the term “Unrestricted Subsidiary” and substituting in lieu thereof a reference to “Section 10.4.11 or Section 10.4.12.”

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that: (a) the Noteholders shall have received (i) counterparts of this Amendment, duly executed by the Company and the Required Holders, and the Consent and Reaffirmation attached hereto duly executed by the Guarantors and (ii) a fully executed copy of a corresponding amendment of the Credit Agreement, which shall be in form and substance reasonably satisfactory to the Required Holders; and (b) the Company shall have paid, to the extent invoiced, all fees and expenses of the Noteholders (including attorneys’ fees and expenses) in connection with this Amendment and the other Transaction Documents.

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3. Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

(a) This Amendment and the Note Agreement as amended hereby constitute legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms.

(b) As of the date hereof and giving effect to the terms of this Amendment, (i) there exists no Default or Event of Default and (ii) the representations and warranties contained in Section 5 of the Note Agreement are true and correct, except for representations and warranties made with reference solely to an earlier date, which are true and correct as of such earlier date.

4. Reference to and Effect on the Note Agreement.

(a) Upon the effectiveness hereof, each reference to the Note Agreement in the Note Agreement or any other Transaction Document shall mean and be a reference to the Note Agreement as amended hereby.

(b) Except as specifically amended above, the Note Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) Other than as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Noteholders, nor constitute a waiver of any provision of the Note Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, excluding choice-of-law principles of the law of such state that would permit the application of the laws of a jurisdiction other than such state.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

ENCORE CAPITAL GROUP, INC.

By:	/s/ J. Brandon Black
Name:	J. Brandon Black
Title:	Chief Executive Officer

Signature Page to Amendment No. 1

Encore Capital Group, Inc.

Second Amended and Restated Senior Secured Note Purchase Agreement dated as of May 9, 2013

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:	/s/ Jason Richardson
Vice President

PRUCO LIFE INSURANCE COMPANY

By:	/s/ Jason Richardson
Vice President

PRUDENTIAL RETIREMENT INSURANCE AND ANNUITY COMPANY

By:	Prudential Investment Management, Inc., investment manager

By:	/s/ Jason Richardson
Vice President

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

By:	Prudential Investment Management, Inc., investment manager

By:	/s/ Jason Richardson
Vice President

Signature Page to Amendment No. 1

Encore Capital Group, Inc.

Second Amended and Restated Senior Secured Note Purchase Agreement dated as of May 9, 2013

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Second Amended and Restated Senior Secured Note Agreement dated as of May 9, 2013 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”) by and between Encore Capital Group, Inc. (the “Company”) and the holders of Notes party thereto (the “Noteholders”), which Amendment No. 1 is dated as of May 29, 2013 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Note Agreement. Without in any way establishing a course of dealing by any Noteholder, each of the undersigned agrees to be bound by its obligations under Section 1 of the Amendment and consents to the Amendment and reaffirms the terms and conditions of the Multiparty Guaranty, the Pledge and Security Agreement and any other Transaction Document executed by it and acknowledges and agrees that such agreement and each and every such Transaction Document executed by the undersigned in connection with the Note Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed.

All references to the Note Agreement contained in the above-referenced documents shall be a reference to the Note Agreement as modified by the Amendment and as each of the same may from time to time hereafter be amended, modified or restated.

Dated: May 29, 2013

[Signature Page Follows]

MIDLAND CREDIT MANAGEMENT, INC.		PROPEL ACQUISITION LLC

By:	/s/ J. Brandon Black	By:	/s/ J. Brandon Black
Name:	J. Brandon Black	Name:	J. Brandon Black
Title:	President	Title:	President

MIDLAND PORTFOLIO SERVICES, INC.		MIDLAND FUNDING LLC

By:	/s/ J. Brandon Black	By:	/s/ J. Brandon Black
Name:	J. Brandon Black	Name:	J. Brandon Black
Title:	President	Title:	President

MIDLAND INDIA LLC		MIDLAND INTERNATIONAL LLC

By:	/s/ Glen V. Freter	By:	/s/ J. Brandon Black
Name:	Glen V. Freter	Name:	J. Brandon Black
Title:	Assistant Treasurer	Title:	President

MIDLAND FUNDING NCC-2 CORPORATION		MRC RECEIVABLES CORPORATION

By:	/s/ J. Brandon Black	By:	/s/ J. Brandon Black
Name:	J. Brandon Black	Name:	J. Brandon Black
Title:	President	Title:	President

Signature Page to Consent and Reaffirmation

Amendment No. 1

Encore Capital Group, Inc.

Second Amended and Restated Senior Secured Note Purchase Agreement dated as of May 9, 2013